EXHIBIT 32 - SECTION 906 CERTIFICATION

ORION DIVERSIFIED TECHNOLOGIES, INC

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

This is to certify, pursuant to 18 U.S.C. Section 1350, as adopted in Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Orion Diversified Technologies, Inc. on Form 10-K for the period ended April 30, 2007:

a.              fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

b.             that information contained in such periodic report fairly presents in all material respects, the financial condition and results of operations of Orion Diversified Technologies, Inc.

/s/ Irwin Pearl

Chief Executive Officer

Date: August 1, 2007

/s/ Irwin Pearl

Chief Financial Officer

Date: August 1, 2007